                                 EXHIBIT 99.10

[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                         FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-5                               INVESTMENT PROPERTIES; GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Current Principal Balance ($)      Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00                19    1,374,195.46      12.27      8.268         358      82.92        650
100,000.01 - 150,000.00               13    1,598,385.82      14.27      8.535         359      82.57        662
150,000.01 - 200,000.00                9    1,614,708.10      14.41      7.276         358      81.15        671
200,000.01 - 250,000.00                7    1,591,320.27      14.20      7.704         358      80.57        687
250,000.01 - 300,000.00                6    1,614,306.44      14.41      7.469         359      84.22        669
300,000.01 - 350,000.00                2      672,300.00       6.00      6.726         360      90.00        671
400,000.01 - 450,000.00                4    1,744,422.62      15.57      7.514         358      81.20        649
450,000.01 - 500,000.00                1      493,379.55       4.40      8.750         358      89.00        632
500,000.01 - 550,000.00                1      500,000.01       4.46      6.250         359      74.40        693
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------
Min:   $50,051.42
Max:   $500,000.01
Average:   $180,693.84
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Current Gross Rate                 Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
5.500 - 5.999                          1      122,277.92       1.09      5.990         359      85.00        700
6.000 - 6.499                          4    1,158,805.45      10.34      6.243         359      79.68        676
6.500 - 6.999                         11    2,248,378.92      20.07      6.778         359      85.18        675
7.000 - 7.499                          7    1,948,616.99      17.39      7.330         358      82.64        684
7.500 - 7.999                         12    1,945,501.74      17.37      7.772         358      80.53        675
8.000 - 8.499                          8    1,036,089.17       9.25      8.307         358      83.46        652
8.500 - 8.999                         11    1,993,926.48      17.80      8.785         358      85.47        637
9.000 - 9.499                          2      247,422.91       2.21      9.271         359      81.52        647
9.500 - 9.999                          4      329,088.98       2.94      9.745         359      74.98        632
10.000 - 10.499                        1       67,943.33       0.61     10.300         358      80.00        670
11.000 - 11.499                        1      104,966.38       0.94     11.490         359      50.00        557
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------
Min:   5.990
Max:   11.490
Weighted Average:   7.689
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
FICO                               Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
525 - 549                              1       78,681.40       0.70      9.625         359      60.00        526
550 - 574                              2      376,966.38       3.36      8.070         359      71.65        556
575 - 599                              4      679,730.75       6.07      8.871         358      81.14        584
600 - 624                              7    1,288,467.75      11.50      7.992         358      81.89        611
625 - 649                              8    1,806,132.68      16.12      7.646         358      86.45        638
650 - 674                             17    2,637,049.45      23.54      7.679         358      84.70        663
675 - 699                             13    2,344,256.65      20.93      7.369         359      84.49        687
700 - 724                              2      378,695.57       3.38      7.012         358      81.61        711
725 - 749                              1      131,921.66       1.18      8.600         359      80.00        746
750 - 774                              5    1,078,265.93       9.62      7.408         359      76.77        755
775 - 799                              2      402,850.05       3.60      7.201         358      74.93        794
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------
Min:   526
Max:   795
NZ Weighted Average:   665
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 1  of  6

POPULAR ABS 2005-5                               INVESTMENT PROPERTIES; GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Original LTV                       Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
50.00 - 54.99                          1      104,966.38       0.94     11.490         359      50.00        557
60.00 - 64.99                          1       78,681.40       0.70      9.625         359      60.00        526
65.00 - 69.99                          2      357,850.06       3.19      7.440         358      67.44        699
70.00 - 74.99                          4    1,119,349.36       9.99      7.168         359      72.24        709
75.00 - 79.99                          5      788,682.37       7.04      8.251         358      76.24        638
80.00 - 80.00                         20    3,583,973.50      31.99      7.874         358      80.00        673
85.00 - 89.99                          9    1,770,116.30      15.80      7.402         358      86.40        657
90.00 - 94.99                         17    2,994,821.57      26.73      7.550         359      90.00        654
95.00 - 99.99                          1       69,735.65       0.62      8.250         358      95.00        621
100.00 >=                              2      334,841.68       2.99      7.386         359     100.00        673
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------
Min:   50.00
Max:   100.00
Weighted Average:   82.51
% > 80:   46.14
% > 90:   3.61
% > 95:   2.99
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Original Term (months)             Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
360                                   62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------
Min:   360
Max:   360
Weighted Average:   360
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Stated Remaining Term (months)     Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
301 - 360                             62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------
Min:   357
Max:   360
Weighted Average:   358
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
FRM                                 # of       Principal       Curr      Gross   Remaining    Average    Average
ARM                                Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
ARM                                   62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 2  of  6

POPULAR ABS 2005-5                               INVESTMENT PROPERTIES; GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Product                            Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
ARM 2/28                              42    6,455,382.64      57.62      8.090         358      83.15        652
ARM 2/28 - 60mo IO                     8    1,781,999.99      15.91      7.355         359      82.39        671
ARM 3/27                               4      596,604.42       5.33      7.701         358      84.01        652
ARM 3/27 - 60mo IO                     3    1,268,500.01      11.32      6.761         359      76.84        707
ARM 5/25                               5    1,100,531.21       9.82      6.939         359      84.71        689
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
Prepayment Penalty Original         # of       Principal       Curr      Gross   Remaining    Average    Average
Term (months)                      Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
0                                      9    1,624,388.77      14.50      8.048         358      82.39        646
12                                     8    2,014,621.47      17.98      7.873         358      81.84        636
24                                    22    3,317,126.87      29.61      7.808         358      84.35        663
36                                    14    2,548,582.83      22.75      7.558         359      80.53        684
60                                     9    1,698,298.33      15.16      7.092         359      82.83        694
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------
Loans with Penalty:   85.50
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Lien                               Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
First Lien                            62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Documentation Type                 Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Full Doc                              30    5,999,069.90      53.55      7.247         358      83.05        671
SI                                    29    4,374,007.83      39.04      8.212         358      80.47        663
Alt Doc                                3      829,940.54       7.41      8.127         358      89.41        636
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Loan Purpose                       Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Purchase                              33    6,607,337.67      58.98      7.810         358      82.71        670
Cashout Refinance                     28    4,473,402.68      39.93      7.557         359      82.16        656
Rate/Term Refinance                    1      122,277.92       1.09      5.990         359      85.00        700
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 3  of  6
<

POPULAR ABS 2005-5                               2-4 FAMILY PROPERTIES; GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Property Type                      Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Single Family Detached                47    8,136,505.50      72.63      7.720         358      82.20        667
Duplex                                10    2,340,663.89      20.89      7.525         359      82.58        649
Triplex                                2      386,863.17       3.45      8.452         359      93.49        682
Quadruplex                             1      178,850.06       1.60      6.890         359      68.58        795
Condominium                            2      160,135.65       1.43      7.539         359      86.53        632
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Occupancy Type                     Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                    62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
State                              Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Florida                               10    1,745,371.69      15.58      7.747         359      79.77        707
California                             5    1,581,297.19      14.11      7.626         358      86.65        676
New York                               4    1,372,438.57      12.25      7.481         358      81.16        607
Michigan                              11    1,144,543.04      10.22      8.090         358      82.93        683
Illinois                               4      768,191.84       6.86      7.670         359      79.98        656
Georgia                                3      609,306.54       5.44      7.703         359      87.85        636
Nevada                                 1      500,000.01       4.46      6.250         359      74.40        693
Arizona                                2      499,344.17       4.46      7.557         359      90.00        686
Indiana                                3      467,848.32       4.18      7.576         358      77.37        716
Pennsylvania                           5      459,871.51       4.10      8.995         358      75.86        624
New Jersey                             1      448,940.48       4.01      7.250         357      90.00        613
Massachusetts                          3      397,229.60       3.55      7.302         359      80.00        640
Maryland                               1      187,119.29       1.67      7.990         357      75.00        690
Wisconsin                              1      175,864.73       1.57      7.325         359      80.00        659
Colorado                               1      171,836.80       1.53      6.250         359      80.00        669
Texas                                  1      142,531.07       1.27      9.250         359      90.00        674
North Carolina                         1      135,019.00       1.21      8.550         359     100.00        655
Tennessee                              1      132,367.35       1.18      8.875         357      90.00        660
Arkansas                               1       78,681.40       0.70      9.625         359      60.00        526
Utah                                   1       73,690.12       0.66      7.500         358      90.00        670
Oklahoma                               1       58,464.56       0.52      8.500         359      90.00        756
Ohio                                   1       53,060.99       0.47      7.550         359      90.00        634
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------
Top 5 Zip Code:   11575(4.65%),89109(4.46%),90713(4.40%),7652(4.01%),33543(3.97%)
Number of States:   22
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 4  of  6

POPULAR ABS 2005-5                               2-4 FAMILY PROPERTIES; GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Gross Margin                       Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
3.500 - 3.999                          1      444,500.00       3.97      7.490         359      70.00        756
5.000 - 5.499                          3      297,127.27       2.65      7.747         359      77.23        662
5.500 - 5.999                          5    1,247,147.17      11.13      7.023         359      89.70        683
6.000 - 6.499                          7    2,054,422.21      18.34      6.581         358      84.01        644
6.500 - 6.999                         12    2,193,405.12      19.58      7.407         359      80.10        697
7.000 - 7.499                         10    1,973,103.57      17.61      7.976         358      82.45        647
7.500 - 7.999                         13    1,776,164.90      15.85      8.739         358      80.72        655
8.000 - 8.499                          6      736,078.49       6.57      8.327         359      90.75        649
8.500 - 8.999                          3      263,733.09       2.35      9.117         357      83.27        633
9.000 - 9.499                          2      217,336.45       1.94     10.073         358      70.68        593
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------
Min (>0):   3.500
Max:   9.250
Weighted Average (>0):   6.786
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Minimum Interest rate              Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
5.000 - 5.499                          1       69,957.51       0.62      8.490         359      74.47        671
5.500 - 5.999                          4      945,622.09       8.44      7.010         359      89.35        679
6.000 - 6.499                          7    1,930,102.53      17.23      6.562         358      82.40        644
6.500 - 6.999                          8    1,470,284.86      13.12      6.940         359      83.70        699
7.000 - 7.499                          8    1,799,098.82      16.06      7.593         359      78.88        686
7.500 - 7.999                         20    2,942,708.47      26.27      8.231         358      80.99        663
8.000 - 8.499                          4      516,290.58       4.61      8.442         358      85.20        654
8.500 - 8.999                          7    1,264,145.37      11.28      8.769         358      88.17        643
9.000 - 9.499                          1      104,891.84       0.94      9.300         358      70.00        611
9.500 - 9.999                          1       54,949.82       0.49      9.875         358      78.57        592
11.000 - 11.499                        1      104,966.38       0.94     11.490         359      50.00        557
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------
Min (>0):   5.290
Max:   11.490
Weighted Average (>0):   7.314
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Maximum Interest Rate              Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
12.000 - 12.499                        3    1,083,302.45       9.67      6.250         359      79.31        669
12.500 - 12.999                        9    1,599,334.16      14.28      6.798         359      81.60        678
13.000 - 13.499                        9    2,223,942.67      19.85      7.224         358      84.28        687
13.500 - 13.999                       11    1,893,464.80      16.90      7.464         358      83.32        668
14.000 - 14.499                        6      576,513.91       5.15      8.305         358      81.84        628
14.500 - 14.999                       13    2,129,721.48      19.01      8.392         358      83.26        653
15.000 - 15.499                        3      499,267.08       4.46      8.832         359      85.80        672
15.500 - 15.999                        6    1,024,562.01       9.15      9.099         358      82.72        640
16.000 - 16.499                        1       67,943.33       0.61     10.300         358      80.00        670
17.000 - 17.499                        1      104,966.38       0.94     11.490         359      50.00        557
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------
Min (>0):   12.250
Max:   17.490
Weighted Average (>0):   13.917
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 5  of  6

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Initial Periodic Rate Cap          Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
1.500                                  1      180,000.00       1.61      7.500         358      87.80        654
3.000                                 61   11,023,018.27      98.39      7.692         358      82.43        665
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------
Min (>0):   1.500
Max:   3.000
Weighted Average (>0):   2.976
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Subsequent Periodic Rate Cap       Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
1.000                                 55    9,713,687.51      86.71      7.771         358      81.86        661
1.500                                  7    1,489,330.76      13.29      7.154         359      86.80        689
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------
Min (>0):   1.000
Max:   1.500
Weighted Average (>0):   1.066
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
DTI                                Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
10.00 - 14.99                          2      260,792.08       2.33      8.068         358      82.03        657
20.00 - 24.99                          3      304,404.48       2.72      6.911         358      75.35        769
25.00 - 29.99                          1      493,379.55       4.40      8.750         358      89.00        632
30.00 - 34.99                          7    1,594,256.48      14.23      6.966         359      78.63        719
35.00 - 39.99                          9    1,330,546.92      11.88      7.914         359      77.84        650
40.00 - 44.99                         15    2,863,830.97      25.56      7.808         358      79.62        679
45.00 - 49.99                         20    3,807,232.74      33.98      7.735         358      86.22        635
50.00 - 54.99                          4      463,189.01       4.13      7.519         358      93.44        675
55.00 - 59.99                          1       85,386.04       0.76      8.050         358      90.00        575
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------
wa DTI:   40.73
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
Next Payment Due Date               # of       Principal       Curr      Gross   Remaining    Average    Average
(For Delinquency Purposes)         Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
20050901                               7    1,369,067.74      12.22      8.477         358      82.53        638
20051001                              44    8,009,620.26      71.50      7.595         358      81.95        674
20051012                               1       78,681.40       0.70      9.625         359      60.00        526
20051101                              10    1,745,648.87      15.58      7.415         359      86.10        651
----------------------------------------------------------------------------------------------------------------
Total:                                62   11,203,018.27     100.00      7.689         358      82.51        665
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 6  of  6